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                                                                   EXHIBIT 10.26



                              FIRST AMENDMENT TO
                             EMPLOYMENT AGREEMENT
                             --------------------

     This Amendment to Employment Agreement ("Amendment") is made as of February 18, 2001, between Grow Biz International, Inc. ("Employer") and John L. Morgan ("Employee").

                                  INTRODUCTION

     Employer and Employee entered into a Employment Agreement dated March 22, 2000 ("Employment Agreement"), which each party now desires to amend as set forth below.

                                   AGREEMENT

     In consideration of the foregoing, the parties agree as follows:

1. Amendment of Section 3. Section 3 of the Employment Agreement is hereby amended and restated in its entirety as follows:

          Annual Base Salary. The annual base salary, exclusive of any benefits or bonuses, which Employer agrees to pay to Employee will be One Hundred Thousand Dollars ($100,000). All amounts paid under this Agreement will be paid consistent with Employer's normal payroll practice and will be subject to all normal and required withholdings.

2. Force and Effect. Except as amended hereby, each term of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date herein first above written.

                                 EMPLOYER:

                                 Grow Biz International, Inc.

Dated:    February 18, 2001      By: /s/ Stephen M. Briggs
                                     ----------------------------------
                                     Stephen M. Briggs, President


                                 EMPLOYEE:

Dated:    February 18, 2001      By: /s/ John L. Morgan
                                     ----------------------------------
                                     John L. Morgan